UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CF Bankshares Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4960 E. Dublin Granville Road, Suite 400

Columbus, Ohio 43081

April 23, 2026

Fellow Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Meeting”) of CF Bankshares Inc. (the “Company”) which will be held virtually, via live webcast, on Wednesday, May 27, 2026, at 10:00 a.m., Eastern Daylight Saving Time. You will be able to participate in the Meeting, vote and submit your questions during the Meeting via live webcast by visiting www.virtualshareholdermeeting.com/CFBK2026.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as one or more representatives of the Company’s independent registered public accounting firm, will be available during the Meeting to respond to any questions stockholders may have regarding the business to be transacted. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 2, 2026, their duly appointed proxies and guests of the Board of Directors and management.

Your vote is very important. Whether or not you expect to participate in the virtual Meeting, please read the enclosed Proxy Statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided, or follow the procedures on the proxy card to vote your shares electronically via the Internet or by telephone, to ensure that your shares will be represented at the Meeting.

On behalf of the Board of Directors, management and all of the employees of CF Bankshares Inc., thank you for your continued interest and support.

Sincerely yours,

Timothy T. O’Dell
President and Chief Executive Officer

CF BANKSHARES INC.

4960 E. Dublin Granville Road, Suite 400

Columbus, Ohio 43081

(614) 334-7979

cf.bank

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 27, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Meeting”) of CF Bankshares Inc. (the “Company”) will be held virtually, via live webcast, on Wednesday, May 27, 2026, at 10:00 a.m., Eastern Daylight Saving Time, for the following purposes:

1.
To elect two (2) Directors to serve for terms of three (3) years each;
2.
To consider and vote upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
3.
To ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026; and
4.
To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Record holders of the Voting Common Stock of the Company at the close of business on April 2, 2026 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) of the Meeting. A list of stockholders entitled to vote will be available for examination by any stockholder during the virtual Meeting via the Internet at www.virtualshareholdermeeting.com/CFBK2026 and will also be available for examination by any stockholder for the ten days preceding the Meeting during ordinary business hours at CF Bankshares Inc., 4960 E. Dublin Granville Rd., Suite 400, Columbus, Ohio 43081.

The Meeting will be held virtually via live webcast, and you will not be able to attend the Meeting in person. Stockholders can listen to and participate in the Meeting live via the Internet at www.virtualshareholdermeeting.com/CFBK2026. To participate in and vote at the Meeting, you will need the unique 16-digit control number (printed in the box marked with the arrow) on your proxy card. Instructions on how to connect to and participate in the Meeting are posted at www.virtualshareholdermeeting.com/CFBK2026.

Included with this Notice are the Company’s Proxy Statement for the Meeting, a form of proxy card and the Company’s 2025 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 27, 2026: The Company’s Proxy Statement for the Meeting, including the form of proxy card, and the Company’s 2025 Annual Report to Stockholders, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available on our website at https://investor.cfbankonline.com/sec--filings/sec-filings-page/.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell
President and Chief Executive Officer
Columbus, Ohio
April 23, 2026

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. PLEASE READ THE ENCLOSED PROXY MATERIALS AND FOLLOW THE PROCEDURES ON THE PROXY CARD TO VOTE YOUR SHARES ELECTRONICALLY, OR SIGN AND RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CF BANKSHARES INC.

4960 E. Dublin Granville Road, Suite 400

Columbus, Ohio 43081

(614) 334-7979

cf.bank

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of CF Bankshares Inc. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the 2026 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held, via live webcast in a virtual meeting format, at 10:00 a.m., Eastern Daylight Saving Time, on May 27, 2026, and at any adjournment(s) thereof. This Proxy Statement, the accompanying proxy card and the Company’s 2025 Annual Report to Stockholders are being first sent or given on or about April 23, 2026 to stockholders of record of the Company as of the close of business on April 2, 2026 (the “Record Date”). The Board of Directors encourages you to read this Proxy Statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

This Proxy Statement, including the form of proxy card, and the Company’s 2025 Annual Report to Stockholders, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are also available on our website at https://investor.cfbankonline.com/sec--filings/sec-filings-page/.

PARTICIPATING IN THE MEETING AND VOTING PROCEDURES

HOW DO I PARTICIPATE IN THE MEETING?

We will be hosting the Meeting live via the Internet. You will not be able to attend the Meeting in person. Any stockholder can listen to and participate in the Meeting live via the Internet at www.virtualshareholdermeeting.com/CFBK2026. The webcast will start at 10:00 a.m., Eastern Daylight Saving Time, on May 27, 2026. If you are a holder of Voting Common Stock of the Company as of the close of business on the Record Date (referred to as a “stockholder of record”), you may vote and submit questions while connected to the Meeting on the Internet.

Instructions on how to connect and participate in the Meeting are posted at www.virtualshareholdermeeting.com/CFBK2026. You will need to have your 16-digit control number (printed on your proxy card) to listen to and participate in the Meeting.

It is recommended that you log into the Internet website for the Meeting at least 15 minutes before the Meeting to ensure you have sufficient time to complete the check-in procedures. A replay of the audio webcast will be available at www.virtualshareholdermeeting.com/CFBK2026 for approximately one year following the Meeting.

You do not need to participate in the virtual Meeting to vote. Even if you plan to participate in the virtual Meeting, please submit your vote in advance in accordance with the instructions contained in this Proxy Statement and on the form of proxy card.

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of the Company’s Voting Common Stock if the Company’s records show that you held your shares as of the close of business on the Record Date. As of the close of business on the Record Date, a total of 6,422,917 shares of Voting Common Stock of the Company were outstanding and entitled to vote. Each share of the Company’s Voting Common Stock entitles the holder thereof to one vote on each matter presented at the Meeting, except as described below.

As provided in the Company’s Certificate of Incorporation, a person (either a natural person or an entity) who, as of the close of business on the Record Date, beneficially owned, either directly or indirectly, a total number of shares of the Company’s Voting Common Stock in excess of 10% of the total outstanding shares of the Company’s Voting Common Stock (the “10% limit”) is not entitled to vote any of such person’s shares in excess of the 10% limit, and those shares in excess of the 10% limit are not treated as outstanding for voting purposes. For purposes of calculating the 10% limit, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit. To the Company’s knowledge, no person owned shares of the Company’s Voting Common Stock in excess of the 10% limit as of the Record Date.

HOW DO I VOTE?

If you are a stockholder of record, you may vote (i) by participating in the virtual Meeting and voting during the meeting (go to www.virtualshareholdermeeting.com/CFBK2026), (ii) by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope or (iii) by following the procedures on the proxy card to vote your shares electronically via the Internet or by telephone.

If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you should have received separate voting instructions from your bank, broker or other nominee describing how to vote your shares. You should follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee.

HOW WILL MY SHARES BE VOTED?

Shares of the Company’s Voting Common Stock which are represented by a properly-executed proxy card that is received no later than May 26, 2026, or properly-authenticated Internet or telephone voting instructions that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions by your “proxies” (the individuals named in the voting instructions or on your proxy card). If you timely submit a valid proxy card prior to the Meeting, or timely submit your voting instructions via the Internet or by telephone, but do not complete the proxy card or voting instructions, your proxies will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•
“FOR” the election as Directors of the Company of the two (2) nominees listed below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;
•
“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and
•
“FOR” the ratification of the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

If any other matters are properly presented for voting during the Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment. No appraisal or dissenters’ rights exist for any action proposed to be taken during the Meeting.

If you own your shares of Voting Common Stock in street name through a broker or other nominee and do not provide appropriate voting instructions to your broker or other nominee holding the shares, the stock exchange rules and regulations applicable to brokers and other nominees allow them to vote such shares on “routine” matters without instructions from the beneficial owner. If a proposal is considered a “non-routine” matter, the broker or other nominee may vote the shares of Voting Common Stock held in street name on the proposal only if the beneficial owner of such shares has provided voting instructions. A broker non-vote occurs when the broker or other nominee is unable to vote on a proposal because the proposal is considered a “non-routine” matter and the beneficial owner does not provide appropriate voting instructions.

Of the proposals to be presented at the Meeting, only the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3) qualifies as a “routine” matter. Each of the other proposals (Proposals 1 and 2) is considered a “non-routine” matter and, therefore, your broker may vote on these matters only if you provide voting instructions. Accordingly, it is important that you provide instructions to your broker.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken during the Meeting. To revoke your proxy, you must take one of the following actions: (i) advise the Corporate Secretary of the Company in writing of the revocation of your proxy, which must be received no later than May 26, 2026; (ii) deliver to the Company another proxy that bears a later date (only your latest completed, signed and dated proxy card received by May 26, 2026, will be counted); (iii) submit a later-dated vote electronically via the Internet or by telephone (only your latest Internet or telephone voting instructions received by 11:59 p.m., Eastern Daylight Saving Time, on May 26, 2026, will be counted); or (iv) participate in the virtual Meeting live via the Internet and vote your shares during the Meeting. Participating in the virtual Meeting will not, by itself, revoke your proxy. The last-dated proxy or vote you submit (by any means) will supersede any previously submitted proxy or vote. If you have instructed your broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to revoke a previously submitted proxy or vote.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of Voting Common Stock entitled to vote at the Meeting (after subtracting any shares in excess of the 10% limit) is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting. If you return valid proxy instructions or participate in the virtual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. If there are not sufficient shares present or represented by proxy at the Meeting to constitute a quorum, the Meeting may be adjourned in order to permit the further solicitation of proxies.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

The following describes the required vote on each proposal so long as a quorum is present at the Meeting.

•
Proposal 1 – Election of Directors

Under Delaware law and the Company’s Amended and Restated Bylaws (the “Bylaws”), directors are elected by a plurality of the votes cast. This means that the two (2) nominees receiving the greatest number of votes “FOR” election will be elected as directors. Shares as to which the authority to vote is withheld and broker non-votes will not affect whether a nominee has received sufficient votes to be elected.

•
Proposal 2 – Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

The affirmative vote of a majority of the votes cast is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•
Proposal 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

WHO WILL COUNT THE VOTE?

Broadridge Financial Solutions, Inc. (“Broadridge”), a servicing company for the financial industry, will tally the votes at the Meeting, which will be certified by an inspector of elections. The Board of Directors has designated Kevin J. Beerman, Executive Vice President and Chief Financial Officer, to act as the inspector of elections for the Meeting. Mr. Beerman is an officer of the Company and an officer and employee of the Company’s wholly-owned operating subsidiary, CFBank, National Association (“CFBank”).

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company’s Board of Directors is not aware of any other matters to be presented at the Meeting. If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares.

WHO PAYS THE COST OF PROXY SOLICITATION?

The Company will pay the costs of preparing, printing and mailing/delivering this Proxy Statement, the accompanying proxy card, the Company’s 2025 Annual Report to Stockholders and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Company’s Board of Directors, other than the Internet access or telephone usage fees incurred by a stockholder when voting electronically. Although we are soliciting proxies by mailing these proxy materials to our stockholders, the directors, officers and employees of the Company and of our subsidiary, CFBank, may also solicit proxies by further mailing, personal contact, telephone or electronic mail without receiving any additional compensation for such solicitations. Arrangements will also be made with brokerage firms, banks and other nominees that are record holders of shares of Voting Common Stock of the Company for the forwarding of solicitation materials to the beneficial owners of such shares. The Company will reimburse these brokers, banks and other nominees for their reasonable out-of-pocket costs incurred in sending proxy materials to the beneficial owners of the Company’s Voting Common Stock.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions concerning this proxy solicitation, or the proposals to be considered at the Meeting, please call Timothy T. O’Dell, President and Chief Executive Officer, at (614) 334-7979.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 27, 2026:

The Company’s Proxy Statement for the Annual Meeting, including the form of proxy card, and the Company’s 2025 Annual Report to Stockholders, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available on our website at https://investor.cfbankonline.com/sec--filings/sec-filings-page/.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that each of the following directors of the Company is “independent” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by applicable rules of the Securities and Exchange Commission (the “SEC”): Thomas P. Ash, Edward W. Cochran, James Frauenberg, Robert E. Hoeweler, and David L. Royer. Timothy O’Dell does not qualify as “independent” as a result of serving as the President and Chief Executive Officer of the Company and the Chief Executive Officer of CFBank. Bradley J. Ringwald does not qualify as “independent” as a result of serving as the President of CFBank.

The NASDAQ Marketplace Rules include a number of requirements for a director to be determined independent, including that the director not be an employee of the Company and not be engaged in various types of business dealings with the Company and its subsidiaries. As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and CFBank, including those described under the heading “Certain Relationships and Related Party Transactions” beginning on page 9 of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

The Company’s current Chairman, Robert E. Hoeweler, has served in this capacity since August 24, 2012. Mr. Hoeweler has extensive experience in the banking industry and intimate familiarity with the operations of financial institutions. As a result, he is able to provide unique insights as Chairman that are valuable to the Board in determining and overseeing the strategic direction of the Company.

Currently, the Board of Directors has placed the responsibilities of Chairman with an “independent” member of the Board, which we believe provides strong accountability between the Board and our management team. Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors, setting the Board meeting agendas in consultation with the President and Chief Executive Officer, and presiding at meetings of stockholders and meetings of the Board of Directors. The Chairman also actively oversees the activities and controls of the Company and CFBank. This delineation of duties between the Chairman and the President and Chief Executive Officer allows the Company’s President and Chief Executive Officer to focus his attention on managing the day-to-day business of the Company and CFBank. We believe this structure provides strong leadership for our Board while positioning our President and Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders.

The Board also believes that the Company and its stockholders are best served by a Board that has the flexibility to establish and change the Board’s leadership structure from time to time to fit the needs of the Company. Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors has the power and authority to combine or separate the positions of Chairman and President/Chief Executive Officer. Thus, from time to time, the Board may consider combining the roles of President/Chief Executive Officer and Chairman, and/or appointing a Lead Independent Director. These decisions will be dependent upon the needs of the Company at that time, including the composition of the Board and the availability, willingness and qualifications of candidates to serve as Chairman and/or Lead Independent Director, as well as other factors.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors has overall responsibility for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately. The Board delegates to its committees certain risk management oversight responsibilities related to their specific areas of responsibility. The Audit Committee is responsible for overseeing financial risk exposure and the steps management is taking to monitor and control such exposure. The Compensation and Management Development Committee oversees the management of risks arising from our compensation programs, policies and practices for our officers and employees that would be reasonably likely to have a material adverse effect on the Company. The Corporate Governance and Nominating Committee oversees risks related to corporate governance, including those related to performance and composition of the Board and the independence of Board members. Directors discuss risk and risk mitigation strategies with management within these committees. All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds regular meetings and special meetings as may be called from time to time in accordance with the Bylaws. During 2025, the Company’s Board of Directors held twelve (12) meetings. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and any special meetings as may be called from time to time in accordance with the bylaws of CFBank. During 2025, CFBank’s Board of Directors held twelve (12) meetings. No director during the period he served in 2025 attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served.

The Board’s principal standing committees during 2025 were the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee. Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during fiscal 2025 is set forth below. All committees operate under formal written charters adopted by the Board of Directors, which are available in the “Investor” section of our website at http://investor.cfbankonline.com/overview/governance-documents.

AUDIT COMMITTEE. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by the Board. The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations. The Audit Committee Report appears on page 33 of this Proxy Statement.

During 2025, the Audit Committee held eleven (11) meetings. The following directors currently serve as members of the Audit Committee:

Audit Committee Members
Thomas P. Ash (Chair)
Edward W. Cochran
James H. Frauenberg
David L. Royer

Each director who currently serves on the Audit Committee qualifies, and each director who served as a member of the Audit Committee during 2025 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). None of such members of the Audit Committee has participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years, and all of such members are able to read and understand fundamental financial statements, including our balance sheets, income statements and cash flow statements. The Board has also determined that Thomas P. Ash, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” under applicable regulations of the SEC.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE. The Compensation and Management Development Committee (the “Compensation Committee”) has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank. The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.

During 2025, the Compensation Committee held one (1) meeting. The following directors currently serve as members of the Compensation Committee:

Compensation Committee Members
Robert E. Hoeweler (Chair)
Edward W. Cochran
James H. Frauenberg

Each director who currently serves on the Compensation Committee qualifies, and each director who served as a member of the Compensation Committee during 2025 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee is responsible for identifying qualified director candidates and recommending to the Board of Directors the director nominees for election or appointment to the Board. The Corporate Governance and Nominating Committee considers nominees in the context of standards codified in its charter and in the Board’s Corporate Governance Guidelines. The Committee also provides oversight on matters involving the size, composition and operation of the Board, including in the areas of committee membership and committee chairpersons. The Committee also leads the Board in its annual review of the Board’s performance. The Corporate Governance and Nominating Committee is authorized to employ professional search firms to assist in identifying potential director candidates with the desired skills and disciplines for election, nomination or appointment to the Board of Directors. No such firms were engaged or otherwise utilized during 2025. The full Board of Directors exercises authority over the final approval of director candidates for nomination, election or appointment to the Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

During 2025, the Corporate Governance and Nominating Committee held one (1) meeting. The following directors currently serve as members of the Corporate Governance and Nominating Committee:

Corporate Governance and Nominating Committee Members
Edward W. Cochran (Chair)
Robert E. Hoeweler
David L. Royer

Each director who currently serves on the Corporate Governance and Nominating Committee qualifies, and each director who served as a member of the Corporate Governance and Nominating Committee during 2025 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules.

NOMINATIONS OF DIRECTORS

Nominating Procedure

The Corporate Governance and Nominating Committee considers and recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws. Nominations are based on the criteria the Corporate Governance and Nominating Committee deems appropriate and consistent with the standards set forth in the Board’s Corporate Governance Guidelines. Criteria considered by the Board may include the following: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. The Company does not have a formal policy that requires the consideration of diversity in identifying nominees for election to the Board of Directors. However, the Company’s Corporate Governance Guidelines provide for the Corporate Governance and Nominating Committee to consider diversity of viewpoints, backgrounds, experiences and demographics as one of the primary factors in identifying and recommending qualified candidates for Board membership. Nominations received from stockholders are considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee, must be made by timely notice in writing to the Corporate Secretary as set forth in the Company’s Bylaws. In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety (90) days before the date of the scheduled annual meeting; however, if less than one hundred (100) days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made. The stockholder’s notice must include:

(i)
As to each person whom a stockholder proposes to nominate for election or re-election as a director:

•
All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
(ii)
As to the stockholder giving the notice:
•
The name and address of the stockholder as they appear on the Company’s books; and
•
The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process. Any stockholder wishing to propose a director nominee to the Company must comply in full with the applicable procedures and requirements set forth in the Company’s Bylaws, the SEC’s proxy rules and Delaware law.

SEC Universal Proxy Rule

SEC Rule 14a-19 requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year's annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).

QUALIFICATIONS OF DIRECTORS

The Board of Directors has codified certain standards for directors in its Corporate Governance Guidelines. These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests. The Corporate Governance Guidelines also provide that Board membership should be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience. Further, consistent with the NASDAQ Marketplace Rules, these guidelines provide that at all times a majority of the Board must be “independent” as defined from time to time by the listing requirements of NASDAQ and any specific requirements established by the Board. Each director also is expected to:

•
provide loyalty, direction and oversight to the business and management of the Company;
•
establish strategic direction of the Company;
•
exercise business judgment in the best interests of the Company;
•
possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and
•
possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the “Investor” section of the Company’s website at

http://investor.cfbankonline.com/overview/governance-documents.

CODE OF ETHICS AND BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of CFBank. Our Code of Ethics and Business Conduct is posted in the “Investor” section of our website at http://investor.cfbankonline.com/overview/governance-documents.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. All of our then-current directors attended last year’s annual meeting of stockholders.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director or any committee chair by e-mail or regular mail. Communications by e-mail should be sent to bobhoeweler@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; or Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, CF Bankshares Inc., 4960 E. Dublin Granville Road, Suite 400, Columbus, Ohio 43081. Management will pass on all communications received to the appropriate director or directors without any screening.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee is responsible for reviewing and overseeing policies designed to identify transactions with “related persons,” including directors, executive officers and beneficial owners of more than 5% of the Company’s capital stock and the immediate family members of any of the foregoing, that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable rules adopted by the SEC, including those transactions required to be disclosed under Item 404 of SEC Regulation S-K, or the rules of any other appropriate regulatory agency or body. All such transactions must be approved in advance by the Audit Committee. In addition, under the terms of the Company’s Code of Ethics and Business Conduct, the Audit Committee is responsible for reviewing and overseeing all actions and transactions which involve the personal interest of a director or executive officer of the Company and determining in advance whether any such action or transaction represents a potential conflict of interest. Further, under the terms of CFBank’s Insider Trading Policy and Affiliate Credit and Regulation O Policy, all loans made to directors or executive officers of the Company or one of our subsidiaries must be reported to the Chief Credit Officer and the Compliance Officer. All such related party loans must conform to the Company’s credit policy. To the extent any transaction represents an ongoing business relationship with the Company or any of our subsidiaries, such transaction must be reviewed annually and be on terms no more favorable than those which would be usual and customary in similar transactions between unrelated persons dealing at arm’s length.

On an annual basis, each director and each executive officer of the Company must complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transaction, arrangement or relationship with the Company and/or any of our subsidiaries since the beginning of the last fiscal year in which the director or executive officer, or any related party or member of his or her immediate family, has or had a direct or indirect interest. As a part of its review process, CFBank compares information to track originations of any new loans for a director or an executive officer, or any related party or member of his or her immediate family, and reconciles all then-current account information to ensure the data has been gathered and recorded accurately.

Loan Transactions with CFBank

CFBank policy and the laws and regulations governing insured financial institutions require that any and all loans or extensions of credit made by CFBank to executive officers, directors or their immediate family members or related interests, must (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) not involve more than the normal risk of collectability and (iii) not present any other unfavorable features. In addition, loans made to a director or executive officer may not exceed an amount which, when aggregated with the amount of all other loans to such person and his or her related interests, is equal to 15 percent of CFBank’s unimpaired capital and unimpaired surplus in the case of loans not fully secured, and an additional 10 percent of CFBank’s unimpaired capital and unimpaired surplus with respect to loans that are fully secured. All loans outstanding to such related persons totaled $27,639,171 at December 31, 2025 and $23,315,720 at December 31, 2024, and were performing in accordance with their terms at such dates.

INSIDER TRADING POLICY

The Company has adopted insider trading policies and procedures applicable to our directors, officers and employees, and have implemented processes (including a pre-clearance process) that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, including applicable NASDAQ listing standards. The Company’s Insider Trading Policy prohibits engaging in transactions in securities of the Company while in possession of material nonpublic information about the Company and also prohibits trading on material nonpublic information regarding any other company learned in the course of working for the Company or its subsidiaries. The Company’s Insider Trading Policy also prohibits our directors, officers and employees from disclosing material, nonpublic information of the Company, or another company, to others who may trade on the basis of that information. The Company’s Insider Trading Policy requires that directors and executive officers of the Company only transact in securities of the Company during an open window period, subject to limited exceptions.

The Company’s Insider Trading Policy prohibits all directors, officers and employees, including the Company’s executive officers, from engaging in short sales and certain other hedging transactions related to securities of the Company held by them.

The foregoing summary of the Company’s insider trading policies and procedures does not purport to be complete and is qualified by reference to the Company’s Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

PROPOSAL 1 –

ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors is currently fixed at seven. There are currently seven directors serving on the Board, with the following two (2) directors currently serving terms that will expire at the Meeting: Robert E. Hoeweler and Bradley J. Ringwald. The Corporate Governance and Nominating Committee of the Board of Directors has nominated the two (2) directors named below for re-election as directors of the Company to serve three-year terms expiring at the annual meeting in 2029.

NOMINEES
Robert E. Hoeweler Bradley J. Ringwald

Each nominee has consented to serve as a director if elected. Should a nominee decline or be unable to serve, or for good cause will not serve, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority. The individuals appointed as proxies cannot vote for more than two (2) nominees for election as directors at the Meeting.

NOMINEES

The following sets forth information regarding each of the nominees for election as director of the Company. Unless otherwise indicated, each director nominee has held his principal occupation for more than five years.

Robert E. Hoeweler has been the Chairman of the Board of the Company and CFBank since August 2012. Since 1980, he has been the Chief Executive Officer of a diverse group of companies owned by the Hoeweler family, including Aluminum Extruded Shapes, Inc. (manufacturing), Hammond Communications Group (communications), and distribution, business services and venture capital entities. He serves on the board of a major privately held waste management company. He previously has served as the Chairman of two family led businesses in financial services, a midsized community bank and a major payment processing service company. Mr. Hoeweler has a Bachelor of Business Administration degree with a major in Accounting and a minor in Finance. He is also a CPA (non-practicing). He brings diverse business and banking skills and experience to the Company and CFBank. Age 78. Director since August 23, 2012.

Bradley J. Ringwald has been the President of CFBank since October 2022. He previously served as Executive Vice President and Chief Commercial Banking Officer of CFBank from November 2020 to October 2022. Brad is an accomplished commercial banking executive with over 25 years of experience that includes leadership roles at several large regional banking institutions. Prior to joining CFBank, Brad served from 2016 to 2018 as President, Commercial Banking for First Financial Bank with responsibility for the commercial banking markets, treasury management, and specialty lending areas. Prior to this role, Brad led the corporate banking and specialty finance groups at First Financial Bank. Brad also has experience in investment banking with Brady Ware Capital from 2019 to 2020 where he served as Director and launched the firm's expansion into the Cincinnati area. Mr. Ringwald holds a bachelor’s degree in Accounting from Miami University. Age 52. Director since March 25, 2026

Recommendation and Vote

Under Delaware law and the Bylaws, the two (2) nominees for election as directors of the Company who receive the greatest number of votes “FOR” election will be elected directors. Shares represented by properly executed proxy cards that are received prior to the Meeting and not subsequently revoked will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld. Stockholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for one or more individual nominees. Shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends that you vote “FOR” the re-election of each of the nominees listed above.

CONTINUING DIRECTORS

The following sets forth information regarding each of the current directors of the Company whose terms will continue following the Meeting. Unless otherwise indicated, each director has held his principal occupation for more than five years. There are no family relationships among any of the directors (including director nominees) and executive officers of the Company.

Thomas P. Ash was Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators (BASA) from August 2005 until his retirement in October 2019. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls. Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors. Following his retirement from BASA, Mr. Ash has served as a part-time consultant with K-12 Business Consulting, which provides financial forecasting and chief executive officer searches for Ohio school districts. He earned his Bachelor's degree from Bowling Green State University in 1971 and his Master's degree in Counseling in 1974 from Youngstown State University. Subsequent to that, he earned his licensure in Administration (also from Youngstown State University) in 1976 and then additional administrative credits and credentials in 1999-2000 for his completion of a program through the Center for Creative Leadership in Greenville, North Carolina. Age 76. Term Expires in 2028. Director since 1985.

James H. Frauenberg is an entrepreneur and financial executive with extensive experience in franchising, specialty finance, and business development. Since 2007, he has been the principal owner of Addison Holdings, LLC, where he has developed and owned franchise locations for brands such as Five Guys Burgers and Fries and Flip Flop Shops, while also investing in real estate and retail ventures. He is a founder of Legend Motor Co., established in 2021, which specializes in high-end custom vehicles. Mr. Frauenberg also serves as President of Jupiter Business Funding, GreenBear LLC, and Crestline Finance, providing funding solutions for businesses and consumers. Previously, he was Senior Vice President at Checksmart Financial from 1995 to 2008. He holds a degree in Science with a minor in Business from The Pennsylvania State University. Mr. Frauenberg’s strong financial and entrepreneurial skills bring a high level of insight and judgment to the Company and CFBank. Age 50. Term Expires in 2028. Director since August 23, 2012.

David L. Royer is the Executive Vice President of Finance and Development for Continental Real Estate Companies (CREC), where he is responsible for project development and capital procurement of various asset classes including apartments, student housing, office, retail and medical office property types. Previously, he served as Vice President of Finance and Development for CREC across a diverse set of commercial development projects. Prior to joining CREC, David served as Vice President for Fifth Third Bank in their commercial real estate group. He earned his finance degree from Miami University (1989) and an MBA from The Ohio State University (1993). David is a Past President of The Athletic Club of Columbus (2010), NAIOP of Central Ohio (2017), and Scioto Country Club (2021). Prior board experience includes Junior Achievement of Central Ohio and First Community Village Foundation as well as advisory board roles for Sky Bank Central Ohio and FC Bank. David is a member and advisor for the Columbus real estate firm, Kohr Royer Griffith, Inc. David is also a current member of the Columbus Board of Realtors and the National Association of Realtors. David brings extensive business experience and relationships that are valuable to the Company and CFBank. Age 58. Expires in 2028. Director since July 1, 2018.

Edward W. Cochran has been engaged in the practice of law for over 50 years since graduating from Columbia University Law School in 1975. He holds an undergraduate degree from Harvard University, where he was a Harvard National Scholar. Mr.

Cochran is admitted to practice before the United States Supreme Court, as well as the courts of Ohio, the U.S. District Court for the Northern District of Ohio, and the United States Circuit Courts of Appeal for the Second, Third, Sixth, Seventh and Ninth Circuits. In addition, Mr. Cochran is involved in various business interests and is a successful investor. Mr. Cochran has strong relationships in Cleveland and brings a valuable legal perspective and regulatory understanding to the Company and CFBank. Age 77. Term Expires in 2027. Director since December 19, 2012.

Timothy T. O’Dell has been the CEO and a Director of the Company and CFBank since August 2012. Prior to joining CFBank in 2012, Mr. O’Dell owned and operated a consulting and business investment company specializing in providing advisory services to a number of privately held enterprises in construction, health care, real estate and professional services. Mr. O’Dell previously spent 22 years at Fifth Third Bank, and was a senior executive with Fifth Third’s Central Ohio operations for 12 of those years, concluding his tenure serving as President and Chief Executive Officer. At Fifth Third’s Central Ohio Affiliate, Mr. O’Dell also served as Executive Vice President and senior lender and managed its commercial banking and residential and commercial real estate divisions. Previously he managed the Asset Based Lending Division for Fifth Third Bank engaged in financing growth companies and acquisition financing. During his tenure, Fifth Third’s Central Ohio division grew by $4 billion in deposits and $5 billion in loans from organic growth and through strategic acquisitions. Mr. O’Dell currently serves on the Archie Griffin Scholarship Board and has served on the Foundation and audit committees of National Church Residences and the boards of the Columbus Chamber of Commerce and The Ohio State University Medical Center. He was also a founding investor in the Ohio TechAngel Venture Fund. Mr. O'Dell holds a B.B.A. from Marshall University. Age 72. Term expires in 2027. Director since August 23, 2012.

2025 COMPENSATION OF DIRECTORS

Members of the Board of Directors who are not also officers or employees of the Company or CFBank (“non-employee directors”) receive certain fees for their service on the boards of directors of the Company and CFBank and committees thereof. For 2025, each non-employee director received an annual base retainer in the amount of $46,200, payable in quarterly installments. In addition, certain non-employee directors received additional retainer amounts for their service on committees and/or as Chair of certain committees of the Board of Directors, and Mr. Hoeweler received an additional retainer amount for his service as the nonexecutive Chairman of the Board of Directors.

Members of the Board of Directors are also eligible to receive restricted stock, stock options and other equity awards under the Company’s equity compensation plans, which equity awards are intended to provide incentives and rewards to the directors who, along with the Company’s management and employees, are largely responsible for the success and growth of the Company and its affiliates. In March 2025, the Compensation Committee of the Board of Directors approved grants of shares of restricted stock to the non-employee directors of the Company as set forth in the table below.

The following table summarizes the compensation paid to each non-employee director during the year ended December 31, 2025.

	Director Compensation for 2025
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)		Total ($)
Thomas P. Ash	$52,500	$88,560	$3,633	(2)	$144,693
Edward W. Cochran	54,600	66,420	-		121,020
James H. Frauenberg	46,200	66,420	-		112,620
Robert E. Hoeweler	90,300	110,700	-		201,000
David L. Royer	58,800	88,560	-		147,360
Sundeep Rana (3)	46,200	59,225	-		105,425

(1)
The above amounts represent shares of restricted stock granted to directors under the Company’s 2019 Equity Incentive Plan on March 24, 2025 with a grant date fair value (computed in accordance with FASB ASC Topic 718) of $22.14 per share.
(2)
Reflects the costs associated with life insurance benefits for Mr. Ash.
(3)
Mr. Rana resigned from the Board of Directors, effective December 15, 2025. The director fees and restricted stock were paid and issued to Castle Creek Advisors IV, LLC on behalf of Sundeep Rana during 2025 while he served as a director. The restricted stock awards granted to Castle Creek Advisors IV, LLC on behalf of Mr. Rana during 2025 were forfeited upon Mr. Rana's resignation as a director effective December 15, 2025.

EXECUTIVE OFFICERS

Provided below is information regarding each of the Company’s executive officers:

Name	Age	Position held with the Company and/or Subsidiaries

Timothy T. O’Dell	72	Chief Executive Officer of the Company and CFBank since August 2012. President of the Company since October 2015 and President of CFBank from October 2015 to October 2022.
Bradley J. Ringwald	52	President of CFBank since October 2022. Executive Vice President and Chief Commercial Banking Officer of CFBank from November 2020 to October 2022.
Kevin J. Beerman	53

Executive Vice President and Chief Financial Officer of the Company and CFBank since July 2021. Senior Vice President and Senior Financial Officer of the Company and CFBank from July 2020 to July 2021. Corporate Controller of the Company and CFBank from September 2018 to July 2020.

Marianne N. McKinney	51

Executive Vice President and Chief Operating Officer of CFBank since October 2022. Executive Vice President and Senior Operations Officer of CFBank from March 2022 to October 2022. Senior Vice President and Senior Operations Officer of CFBank from September 2020 to March 2022.

C. Timothy Meder	61	Executive Vice President and Chief Commercial Credit Officer of CFBank since October 2022. Senior Vice President and Senior Credit Officer of CFBank from May 2017 to October 2022.

Mr. Beerman has been the Executive Vice President and Chief Financial Officer of the Company and CFBank since July 2021. He previously served as Senior Vice President and Senior Financial Officer of the Company and CFBank from July 2020 to July 2021, and as Corporate Controller from September 2018 to July 2020. Mr. Beerman has over 30 years of financial experience, which includes over 15 years in public accounting, as well as having a diverse finance and operations background. Prior to joining CFBank, Mr. Beerman spent five years with a commercial real estate finance company, most recently as its CFO. Mr. Beerman holds a bachelor’s degree in Accounting from Capital University.

Ms. McKinney has been the Executive Vice President and Chief Operating Officer of CFBank since October 2022. She previously served as Senior Operations Officer of CFBank from September 2020 to October 2022. Prior to her appointment as Senior Operations Officer, Ms. McKinney served as the Compliance, BSA and CRA Officer at CFBank since joining the company in November 2013. While in the role of Compliance, BSA and CRA Officer at CFBank, Ms. McKinney was promoted to a Senior Vice President. During her tenure, her role has expanded with responsibilities across multiple operational areas. Ms. McKinney has over 25 years of banking experience which includes retail management, retail segment risk and operations. Prior to joining CFBank, Ms. McKinney worked in two larger regional banking institutions with various roles which included VP, General Manager and VP, Retail Segment Risk Manager. Ms. McKinney holds a bachelor’s degree from The Ohio State University.

Mr. Meder has been the Executive Vice President and Chief Commercial Credit Officer of CFBank since October 2022. He previously served as the Senior Vice President and Senior Credit Officer since joining CFBank in May 2017. Prior to joining CFBank, Mr. Meder was a Director at Lazear Capital Partners, facilitating ESOP engagements and M&A advisory in their Columbus, Ohio office. Prior to this role, Mr. Meder spent 10 years at Fifth Third Bank in increasing roles of responsibility in Commercial Credit, including eight years as Regional Credit Officer in Middle Market with responsibility for three states in the Midwest. Mr. Meder has over 25 years of experience in various commercial banking roles, and holds a Bachelor’s degree in Economics from The Ohio State University.

The biographies for Mr. O’Dell and Mr. Ringwald are included in the section entitled “PROPOSAL 1 – ELECTION OF DIRECTORS" above.

COMPENSATION OF EXECUTIVE OFFICERS

OVERVIEW OF COMPENSATION PROGRAMS

The Compensation Committee of the Board has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank. The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs. The responsibilities of the Compensation Committee include, but are not limited to: evaluating and approving goals and objectives relevant to compensation of the President and Chief Executive Officer and other executives; evaluating the performance of those executive officers in light of those goals and objectives; and recommending to the Board compensation policies for non-employee directors.

Historically, the Company’s compensation programs for executive officers used base salary as the primary source of compensation. However, in recent years, the Company has shifted a significant part of executive officers’ compensation to incentive-based compensation that is tied to the performance of the Company. In addition, other forms of compensation are utilized to supplement base salary and incentive compensation, including equity incentive awards, retirement plans, health and life insurance benefits, and other perquisites including car and mobile phone allowances.

The Compensation Committee regularly reviews the Company’s compensation programs to ensure that controls are in place to ensure that employees are not presented with the opportunity to take unnecessary or excessive risks that could threaten the value of the Company. The Committee reviews and approves both the Company-wide and individual performance objectives that are used to determine how incentive payments are determined. The performance metrics are based on customary financial institution performance metrics as well as peer comparisons and trend analysis.

During 2025 and 2024, the Compensation Committee engaged Bank Compensation Consulting (BCC) to provide advice and assistance regarding potential benefits and compensation practices and programs for executive officers, senior leadership, and directors. This included advice and assistance in developing and implementing the Deferred Cash Incentive Agreements for certain officers of CFBank. See section titled “—Deferred Cash Incentive Agreements” for additional information.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company’s compensation programs are designed to provide market-relevant incentives and rewards to employees in positions of leadership who are largely responsible for the success and growth of the Company and CFBank, and to assist the Company and CFBank in attracting executives and other key employees with experience and ability. Our compensation objectives begin with the premise that our success depends on the dedication and commitment of the employees in key management positions, and our compensation programs are intended to incentivize those employees to successfully implement our business strategy and corporate goals. We base our compensation practices on meeting the demands of the employment market, aligning the compensation of our employees with our stockholders’ interests, and driving superior performance.

Our compensation programs are designed to reward employees based upon their management responsibilities, performance levels, and ability to create long-term value. Other considerations in the design of our compensation programs include safe and sound operation of CFBank; management of business risk; experience levels to operate in a complex business environment; and the retention and development of incumbent executive management. The Company’s compensation program includes an annual review and adjustment to base salary based on company-wide and individual performance objectives by which each employee’s contribution to the Company’s success is measured.

The Company believes that its incentive compensation arrangements appropriately balance risk and financial results in a manner that does not expose the Company to imprudent risk-taking. As such, the Company’s incentive compensation arrangements take into account the risks, as well as the financial benefits, from the employee's activities and the impact of those activities on the Company’s safety and soundness. In addition to the compensation programs being balanced in design, the implementation is such that the actual payouts of incentive compensation may vary based on risks or risk outcomes. Appropriate personnel have input into the process to assess the effectiveness of these processes in discouraging imprudent risk-taking. In addition, the Company monitors performance against key measurements and reserves the flexibility to revise the payout of incentive compensation as needed to reflect risks appropriately.

COMPONENTS OF COMPENSATION

Our executive compensation program is designed to be simple and competitive and to link pay to performance. For 2025, the compensation paid to our executive officers consisted of the following components:

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base salary;
•
restricted stock awards under our 2019 Equity Incentive Plan;
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performance-based cash incentive awards under our Incentive Compensation Plan and Deferred Cash Incentive Agreements; and
•
401(k) plan matching contributions, car and mobile phone allowances and certain other perquisites.

In August 2016, the Company adopted the CF Bankshares Inc. Incentive Compensation Plan (the “Incentive Compensation Plan”), pursuant to which the Compensation Committee and/or executive management are authorized to grant employees of the Company or CFBank the opportunity to earn awards of incentive compensation based on the achievement of performance objectives established by the Committee. In connection with the Company’s performance in 2025, the Compensation Committee and the Board of Directors approved the grant of certain cash and equity awards to Timothy O’Dell, Kevin Beerman and Brad Ringwald under the Incentive Compensation Plan. For additional information regarding the Incentive Compensation Plan and the awards granted thereunder, see “— Incentive Compensation Plan Information” below.

In 2021 and 2022, CFBank entered into Deferred Cash Incentive Agreements with certain executive officers and employees, including Timothy T. O’Dell, Bradley J. Ringwald and Kevin Beerman, pursuant to which the participants were eligible to receive deferred cash incentive awards based on certain Company performance objectives. See “—Deferred Cash Incentive Agreements” below for additional information.

The Company and CFBank have entered into employment agreements with Timothy T. O’Dell, Bradley J. Ringwald and Kevin Beerman. See “—Employment Agreements” below for additional information.

2025 COMPENSATION

In accordance with the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s President and Chief Executive Officer and certain of its other most highly compensated executive officers of the Company for the years ended December 31, 2025 and 2024. The “named executive officers” included in the Summary Compensation Table below are Timothy T. O’Dell, President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank; Bradley J. Ringwald, President of CFBank; and Kevin J. Beerman, Executive Vice President and Chief Financial Officer of the Company and CFBank.

Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards (1)	Non-equity Incentive Plan Compensation (2)	Nonqualified Deferred Compensation earnings (3)	All Other Compensation (4)	Total
Timothy T. O'Dell	2025	$517,500	$387,450	$456,502	$4,345	$26,516	$1,392,313
President and Chief Executive Officer of the Company and	2024	$508,750	$624,650	$432,663	$1,217	$25,908	$1,593,188
Chief Executive Officer of CFBank

Bradley J. Ringwald	2025	$336,375	$320,565	$186,774	$5,393	$10,883	$859,990
President of CFBank	2024	$330,688	$221,400	$164,762	$2,312	$10,466	$729,628

Kevin J. Beerman	2025	$222,525	$259,505	$102,279	$3,581	$8,640	$596,530
Executive Vice President and Chief Financial Officer of the	2024	$218,762	$177,120	$88,969	$1,537	$9,846	$496,234
Company and CFBank

(1)
Reflects the aggregate grant date fair value (computed in accordance with FASB ASC Topic 718) of shares of restricted stock awarded to each named officer for the years ended December 31, 2025 and 2024. All restricted stock awards are subject to three-year vesting periods with one-third vesting on each annual anniversary of each respective grant date. With respect to Mr. O’Dell’s compensation, the Compensation Committee determined that restricted stock awards, which are subject to future vesting, were more aligned to performance than cash compensation. No named executive officer received any stock option awards during 2025 or 2024.
(2)
Reflects cash amounts earned by the named executive officer for the applicable year under the Incentive Compensation Plan. Amounts for 2025 for Messrs. O’Dell, Ringwald and Beerman also include $72,905, $47,388 and $31,348, respectively, of deferred incentive awards that were earned and credited to their respective deferral accounts under their Deferred Cash Incentive Agreements. Amounts for 2024 for Messrs. O'Dell, Ringwald and Beerman also include $51,654, $33,575 and $22,211, respectively, of deferred incentive awards that were earned and credited to their respective deferral accounts under their Deferred Cash Incentive Agreements.
(3)
Reflects above market earnings on compensation deferred for Messrs. O'Dell, Ringwald and Beerman under their respective Deferred Cash Incentive Agreements.
(4)
The amounts shown in the “All Other Compensation” column represent employer matching contributions to the 401(k) plan, car and mobile phone allowances, employee referral incentives and premiums for group term life insurance paid with respect to each named executive officer.

EQUITY COMPENSATION PLAN INFORMATION

On May 29, 2019, the stockholders of the Company approved the CF Bankshares Inc. 2019 Equity Incentive Plan (the “2019 Plan”), which replaced the Company’s 2009 Equity Compensation Plan (the “2009 Plan”). The 2019 Plan authorized up to 300,000 shares of Common Stock (plus any shares that are subject to grants under the 2009 Plan and that are later forfeited or expire), to be awarded pursuant to stock options, stock appreciation rights, restricted stock or restricted stock units. An amendment to the Company’s 2019 Plan was approved by stockholders on May 29, 2024 to increase the number of shares of Common Stock reserved for awards thereunder from 300,000 to 500,000.

The 2019 Plan was developed to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executive officers and other key employees with experience and ability. The 2019 Plan provides for discretionary grants of stock options, stock appreciation rights and restricted stock. Stock Options expire after ten years and vest over a three-year period; the exercise price of the options is set based upon the fair market value of our Common Stock at the date of the grant. Shares of restricted stock vest over a three-year period beginning on the first anniversary of the grant date.

Awards for 2025 Fiscal Year

Effective as of March 24, 2025, the Compensation Committee approved a grant of 17,500 shares of restricted stock to Mr. O’Dell under the Company’s 2019 Plan. The shares of restricted stock vest ratably over a three-year period, with one-third of the shares vesting on March 24, 2026.

Effective as of February 23, 2026, Mr. Ringwald and Mr. Beerman were granted 10,500 shares and 8,500 shares, respectively, of restricted stock pursuant to the Incentive Compensation Plan with respect to 2025 performance. The shares of restricted stock will vest ratably over a three-year period beginning February 23, 2027.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2025. All outstanding equity awards consist of shares of restricted stock granted under the 2019 Plan.

Outstanding Equity Awards at Fiscal Year-End for 2025
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]

Timothy T. O'Dell	45,071	$1,124,521

Bradley J. Ringwald	15,833	$395,033

Kevin J. Beerman	12,666	$316,017

(1)
Unvested Restricted Stock Awards as of December 31, 2025 have a vesting date or will vest as follows:

Date	Mr. O'Dell	Mr. Ringwald	Mr. Beerman
1/25/26	5,905	1,833	1,333
3/24/26	5,834	3,334	2,667
4/11/26	5,000	2,000	1,667
6/11/26	5,833	-	-
3/24/27	5,833	3,333	2,667
4/11/27	5,000	2,000	1,666
6/11/27	5,833	-	-
3/24/28	5,833	3,333	2,666
	45,071	15,833	12,666

(2)
Market Value was computed by multiplying the closing market price of the Company’s common stock at 2025 fiscal year-end ($24.95) by the number of restricted stock shares.

Timing of Grants of Equity Awards

The Company has not granted stock options in more than 12 years. The Company does not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s Common Stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Company does not grant stock options or similar awards during periods in which there is material nonpublic information about the Company, including during “blackout” periods or outside a “trading window” established pursuant to the Company’s Insider Trading Policy. These restrictions do not apply to other types of equity awards that do not include an exercise price related to the market price of the Company’s Common Stock on the date of grant.

If stock options were to be granted in the future, the Compensation Committee would determine the grant date, and the Company’s executive officers would not be permitted to choose the grant date for any stock option grants.

During fiscal 2025, none of the Company’s NEOs were awarded stock options, and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Incentive Compensation Plan INFORMATION

On August 11, 2016, the Company adopted the Incentive Compensation Plan to enable it to attract and retain skilled employees, increase organizational and employee performance, promote employee retention, and allow personnel costs to vary along with revenues, all while appropriately balancing risk and financial rewards.

Under the Incentive Compensation Plan, the Compensation Committee is authorized to select and/or approve the employees of the Company or any of its wholly-owned subsidiaries who are eligible to participate. Under the Incentive Compensation Plan, designated employees are given the opportunity to earn awards of incentive compensation if the Company or CFBank achieves various performance objectives established by the Compensation Committee.

Pursuant to the Incentive Compensation Plan, designated employee participants may earn incentive compensation based on the satisfaction of corporate and/or strategic performance objectives over a prescribed performance period. For each performance period, the following are established: (a) performance objectives used to determine the amount payable to each participant; (b) the requisite level of achievement of the performance objectives (which may include threshold, target and maximum levels); (c) the method for determining the amount payable based on the achievement of the performance objectives; and (d) any other terms and conditions.

The performance criteria used to establish awards under the Incentive Compensation Plan may include some or all of the following: earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); return on equity; return on assets; revenues; expenses or expense levels; one or more capital or operating ratios; stock price; stockholder return; market share; cash flow; capital expenditures; net borrowing, debt, leverage levels or debt ratings; strategic objectives (including, mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); net asset value per share; growth in deposits or assets; asset or credit quality; economic value added; regulatory compliance; or such other measures as the Board may select from time to time.

In order to receive a payment of incentive compensation under the Incentive Compensation Plan, a participant must remain employed on the payment date. However, if a participant’s employment is terminated prior to the payment date due to death, disability or retirement (as defined in the Incentive Compensation Plan), the participant may receive a prorated payment.

2025 Incentive Compensation Plan Awards

The determination of the 2025 incentive awards was based on the Company’s performance in relation to plan. Based on the Compensation Committee’s assessment of the Company’s performance in 2025 in relation to plan, the Compensation Committee approved awards for each of Messrs. O’Dell, Ringwald, and Beerman. Messrs. O’Dell, Ringwald and Beerman received cash incentive bonuses in the amount of $383,597, $139,386 and $70,930, respectively, for 2025, and Messrs. Ringwald and Beerman received equity awards, in the form of restricted stock, with a grant date fair value of $320,565 and $259,505, respectively, for 2025.

The cash incentive amount paid to each named executive officer with respect to the 2025 incentive awards is included under the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table under the heading “2025 COMPENSATION” above. The equity amounts awarded to Messrs. Ringwald and Beerman with respect to the 2025 incentive awards is included under the “Stock Awards” column of the Summary Compensation Table under the heading “2025 COMPENSATION” above.

DEFERRED CASH INCENTIVE AGREEMENTS

Deferred Cash Incentive Agreements

In 2021, CFBank entered into Deferred Cash Incentive Agreements with certain officers of CFBank, including two named executive officers – Bradley J. Ringwald and Kevin Beerman. In 2022, CFBank entered into a similar Deferred Cash Incentive Agreement with Timothy T. O’Dell. The purpose of these deferred cash incentive agreements (the “DCI Agreements”) is to provide deferred cash compensation as an incentive and reward for contribution to the success of CFBank.

Pursuant to the DCI Agreements, CFBank determines on an annual basis (1) the percentage of the participant’s annual base salary that may be earned as a deferred incentive bonus for such year and (2) the performance objectives and thresholds for attaining the deferred incentive bonus for such year. Based on the foregoing, CFBank determines the amount of the deferred incentive bonus earned by each participant following the end of each year and contributes such amount to the participant’s “deferral account.” CFBank, in its sole discretion, may elect to add additional amounts to a participant’s deferral account and may also elect to reduce the annual deferral amount if certain quality control measures are not achieved. On an annual basis, the balance in the deferral account will be credited with interest at a fixed rate determined by CFBank. The participant deferral accounts are unfunded and represent general unsecured obligations of CFBank, and are used solely as a device for measuring amounts to be paid as benefits under the DCI Agreements. Notwithstanding the foregoing, CFBank has purchased certain bank owned life insurance policies that are intended to offset the anticipated funding costs of the DCI Agreements.

Each amount contributed to a participant’s deferral account is payable in a single-lump sum payment no later than 60 days following the four-year anniversary of the contribution to the deferral account (the “Normal Annual Distribution Date”), provided that the participant remains employed with CFBank as of the Normal Annual Distribution Date. Notwithstanding the foregoing, upon a participant’s attainment of age 75 (for Mr. O’Dell) or age 67 (for Mr. Ringwald and Mr. Beerman) (the “Final Distribution Age”), CFBank will pay the participant 100% of the deferral account, regardless of the date any annual deferral amount was credited to the deferral account, in a single lump-sum no later than 60 days following the participant’s attainment of the Final Distribution Age.

Under the DCI Agreement with each of Mr. Ringwald and Mr. Beerman, if his employment with CFBank is terminated prior to age 62 (the “Early Termination Age”), other than as a result of his death or disability, he will forfeit all benefits due under his DCI Agreement. If the employment of Mr. Ringwald or Mr. Beerman with CFBank is terminated after attainment of the Early Termination Age, he will be entitled to receive the benefit in the deferral account, or a portion of such benefit, as determined by the Board after taking into account the contributions and service rendered by the participant to CFBank prior to termination of employment. The amount of such benefit will be payable in a single lump-sum payment within 60 days following the last day of the month in which his employment with CFBank was terminated.

Under the DCI Agreement with Mr. O’Dell, if his employment with CFBank is terminated prior to attainment of the Final Distribution Age, Mr. O’Dell will be entitled to receive the benefit in the deferral account, or a portion of such benefit, as determined by the Board after taking into account the contributions and service rendered by Mr. O’Dell to CFBank prior to termination of employment. The amount of such benefit will be payable in a single lump-sum payment within 60 days following the last day of the month in which Mr. O’Dell’s employment with CFBank was terminated.

In the event of a participant’s disability or death while in active service, CFBank will pay the participant or the participant’s designated beneficiary 100% of the deferral account, regardless of the date any annual deferral amount was credited to the deferral account, in a single lump-sum no later than 60 days following the last day of the month in which the participant’s disability or death occurred. Similarly, in the event a change in control of CFBank or the Company occurs (within the meaning of Internal Revenue Code Section 409A and as described in Treasury Regulations §1.409A-3(i)(5)), CFBank will pay the participant or the participant’s designated beneficiary 100% of the deferral account, regardless of the date any annual deferral amount was credited to the deferral account, in a single lump-sum no later than 60 days following the last day of the month in which the change of control occurred.

Notwithstanding any provision in the DCI Agreements to the contrary, CFBank will not pay any benefit under the DCI Agreement if the participant’s employment by CFBank is terminated for cause (as defined in the DCI Agreements).

The DCI Agreements include a “claw-back” provision that authorizes CFBank to reduce, recover or claw-back any benefits awarded under the agreements as necessary for CFBank to ensure that such benefits are appropriately balanced to take into account the risk the participant’s activities may pose to CFBank under safety and soundness concerns.

2025 Deferred Incentive Bonus

For 2025, CFBank established four performance objectives under the DCI Agreements for Timothy T. O’Dell, Bradley J. Ringwald and Kevin Beerman: Consolidated Net Income; Net Interest Margin; Commercial Loan Growth; and Core Deposit Growth. For each performance objective, a maximum and threshold target was established. The amount of the award potential for 2025 was set at 20% of base salary, resulting in a potential award of $103,500 for Mr. O’Dell, $67,275 for Mr. Ringwald and $44,505 for Mr. Beerman. Based on the partial achievement of the designated performance objectives in 2025, CFBank awarded to Mr. O’Dell, Mr. Ringwald and Mr. Beerman the amounts of $72,905, $47,388 and $31,348, respectively, which were credited to their respective deferral accounts.

EMPLOYMENT AGREEMENTS

Employment Agreement with Timothy T. O’Dell

Effective as of August 15, 2016, the Company and CFBank entered into an employment agreement with Timothy T. O’Dell, President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank. The employment agreement with Mr. O’Dell was subsequently amended and restated effective as of April 22, 2019. On June 6, 2024, the Company and CFBank entered into a First Amendment to Mr. O’Dell’s employment agreement to modify the calculation of the amount of the lump sum cash payment payable to Mr. O’Dell in connection with a “change of control.”

As amended, Mr. O’Dell’s employment agreement has a current term ending on December 31, 2028. Annually, the Boards of Directors of CFBank and the Company review the employment agreement to determine whether extension of the employment agreement for an additional 12 months is appropriate. Pursuant to his employment agreement, Mr. O’Dell is entitled to receive a base annual salary of not less than $315,000. In addition to the base annual salary, Mr. O’Dell’s employment agreement provides for, among other things, participation in incentive programs and other employee benefit plans and other fringe benefits applicable to executive employees.

Mr. O’Dell’s employment agreement provides for certain payments if he executes a release of claims against CFBank and the Company and either: (i) has an involuntary termination without “cause” not in connection with a “change of control,” (ii) voluntarily terminates with “good reason” not in connection with a “change of control,” (iii) has an involuntary termination without “cause” during the first 24 months after a “change of control”, (iv) voluntarily terminates with “good reason” during the first 24 months after a “change of control,” (v) dies, or (vi) becomes disabled.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” other than in connection with a change of control, Mr. O’Dell would be entitled to receive a severance benefit equal to:

•
Salary continuation for 24 months;
•
Payment of a pro rata portion (calculated based on the ratio of the number of days of employment during the performance period to the total number of days during the performance period) of any incentive compensation payable to Mr. O’Dell with respect to the year in which his employment is terminated and payable when, if and to the extent that the bonus otherwise would have been payable had he remained employed;
•
Payment of a lump sum equal to the product of 18 multiplied by the difference between the monthly premium cost for COBRA continuation coverage for the medical insurance benefits in effect for Mr. O’Dell immediately prior to the termination and the monthly premium cost charged to an active employee for such coverage; and
•
Full vesting of all outstanding equity awards and stock options, which shall remain exercisable for the full option exercise period that would have applied had he remained employed.

Upon the termination of Mr. O’Dell without cause or the voluntary termination by Mr. O’Dell with good reason within 24 months after a “change of control,” Mr. O’Dell will receive a lump sum payment equal to two (2) times the sum of (a) Mr. O’Dell’s base salary and (b) (i) the aggregate amount of all cash bonuses and equity compensation paid to Mr. O’Dell during the two full fiscal years preceding the fiscal year in which Mr. O’Dell’s termination of employment occurs, divided by (ii) two. For purposes of this calculation, the amount of any equity compensation will be the fair market value of such equity compensation as of the date on which it is granted. The lump sum will be paid within 60 days following his termination date. Upon the occurrence of such termination events, Mr. O’Dell is also entitled to full vesting of all outstanding equity awards and stock options, which will remain exercisable for the full option exercise period that would have applied had he remained employed. This change of control benefit will be subject to reduction if necessary to comply with regulatory limitations on golden parachute payments or to avoid excise taxes under Internal Revenue Code Section 4999.

If during the term Mr. O’Dell's employment terminates due to his death or disability, as defined under the employment agreement, Mr. O’Dell is entitled to receive an amount equal to one year of his base salary, payable in 12 equal monthly installments commencing on the first business day of the second month beginning after his date of termination. Any death/disability benefit provided under the employment agreement will be offset by any death or disability benefit or payment provided by or on behalf of CFBank or Company, whether insured or self-insured. All outstanding stock options will become vested as of the date of termination due to his death or disability, and will remain exercisable in accordance with the terms of each applicable option award agreement.

Mr. O’Dell’s employment agreement also requires him to comply with a non-solicitation covenant during the term of his employment agreement and for a period of one year thereafter (or, if longer, the number of months of severance payments under the employment agreement).

Mr. O’Dell’s employment agreement also provides for a clawback of any incentive paid to, credited to an account on behalf of, or vested in Mr. O’Dell within the prior twenty-four (24) months under certain circumstances if it is later determined that the incentive is directly attributable to materially misleading financial statements. If applicable law or exchange listing regulation would require a more extensive clawback of any incentive, Mr. O’Dell’s employment agreement will be deemed to require the minimum clawback necessary to comply with such law or regulation.

Employment Agreements with Bradley J. Ringwald and Kevin Beerman

On January 25, 2023, the Company and CFBank entered into an employment agreement with each of Bradley J. Ringwald, President of CFBank, and Kevin Beerman, Executive Vice President and Chief Financial Officer of the Company and CFBank. On June 6, 2024, the Company and CFBank entered into a First Amendment to Mr. Ringwald’s employment agreement to increase the multiple used in calculating the amount of the lump sum cash payment payable to Mr. Ringwald in connection with a “change of control.” Each employment agreement has a current term ending on December 31, 2027. The Board of Directors of the Company will periodically review each employment agreement to determine whether extension of the employment agreement for an additional 12-month period (a “Renewal Term”) is appropriate, and each employment agreement will be extended for a Renewal Term unless the Company provides the executive with a written notice of non-renewal not less than 30 days prior to the end of the applicable term.

Pursuant to the employment agreements, Mr. Ringwald will receive an initial base annual salary of $325,000 and Mr. Beerman will receive an initial base annual salary of $215,000. In addition to the base annual salary, Messrs. Ringwald and Beerman are eligible under their respective employment agreements to receive an annual performance bonus contingent upon the satisfaction of reasonable performance goals established in good faith by the Board of the Company, or a committee thereof, from time to time. The employment agreements also provide that Messrs. Ringwald and Beerman will participate in other employee benefit plans and other fringe benefits applicable to executive employees.

The employment agreements provide for certain payments if (a) the executive executes a release of claims against CFBank and the Company, (b) the executive remains in compliance with certain covenants, as described below, and (c) the executive (i) has an involuntary termination without “cause” not in connection with a change of control, (ii) voluntarily terminates with “good reason” not in connection with a change of control, (iii) has an involuntary termination without “cause” during the first 24 months after a change of control, or (iv) voluntarily terminates with “good reason” during the first 24 months after a change of control.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” other than in connection with a change of control, the terminated executive is entitled to receive a severance benefit equal to:

•
Salary continuation for 12 months; and
•
Payment of a pro rata portion (calculated based on the ratio of the number of days of employment during the performance period to the total number of days during the performance period) of any incentive compensation payable to the executive with respect to the year in which the employment is terminated and payable when, if and to the extent that the bonus otherwise would have been payable had the executive remained employed.

In the event there is a “change of control” of CFBank, as defined in the employment agreements, and Mr. Ringwald’s or Mr. Beerman’s employment is involuntarily terminated by the Company and CFBank without “cause” or voluntarily terminated by the executive with “good reason” before the second anniversary of the date of the change of control, the executive will be entitled to receive a lump sum payment equal to one and one-half (1 ½) times (for Mr. Ringwald) or one (1) times (for Mr.

Beerman) the sum of the terminated executive’s base salary on the date of termination and the average bonus paid to such executive over the 24 month period preceding such termination. The lump sum will be paid within 60 days following the executive’s termination date. This change of control benefit will be subject to reduction if necessary to comply with regulatory limitations on golden parachute payments or to avoid excise taxes under Internal Revenue Code Section 4999.

The employment agreements also require each of the executives to comply with a covenant prohibiting solicitation of customers and employees of the Company and CFBank during the term of the employment agreements and for a period of one year thereafter (or, if longer, the number of months of severance payments under the employment agreement). The employment agreements also contain confidentiality and non-disparagement covenants.

The employment agreements also provide for a clawback of any incentive paid to, credited to an account on behalf or, or vested to the executive within the prior twenty-four (24) months if it is later determined that the incentive is directly attributable to materially misleading financial statements and any other clawback required by law or exchange listing regulation.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s compensation philosophy and objectives and how the Company aligns executive compensation with the Company’s performance, see the section titled “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 16 of this Proxy Statement.

Pay Versus Performance Table for 2025

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2].	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Total Shareholder Return[5]	Net Income (millions)[6]
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$1,392,313	$1,384,904	$728,260	$663,150	$99	$17.5
2024	$1,593,188	$1,894,422	$612,931	$681,719	$132	$13.4
2023	$1,080,496	$1,032,034	$512,266	$506,087	$93	$16.9

1 The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. O’Dell (our Chief Executive Officer and President) for each corresponding year in the “Total” column of the Summary Compensation Table. See “Compensation OF EXECUTIVE OFFICERS – 2025 Compensation – Summary Compensation Table” on page 18 of this Proxy Statement (and on page 17 of the 2025 Proxy Statement with respect to total compensation for 2023).

2 The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. O’Dell, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amounts of compensation earned by or paid to Mr. O’Dell during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. O’Dell’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to PEO
2025	$1,392,313	$(387,450)	$380,041	$-	$-	$1,384,904
2024	$1,593,188	$(624,650)	$925,884	$-	$-	$1,894,422
2023	$1,080,496	$(356,249)	$307,787	$-	$-	$1,032,034

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	(i) Year End Fair Value of Equity Awards	(ii) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(iii) Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	(vi) Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$436,625	$(16,267)	$-	$(54,946)	$-	$14,629	$380,041
2024	$830,050	$65,865	$-	$19,291	$-	$10,678	$925,884
2023	$345,443	$(18,480)	$-	$(27,180)	$-	$8,004	$307,787

(c)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.
(d)
No benefits were provided to Mr. O’Dell under any defined benefit or actuarial pension plans in 2025, 2024 or 2023.

3 The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. O’Dell) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. O’Dell) included for purposes of calculating the average amounts in each applicable year are Bradley J. Ringwald (President of CFBank) and Kevin J. Beerman (Executive Vice President and Chief Financial Officer).

4 The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. O’Dell), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amounts of compensation earned by or paid to the NEOs as a group (excluding Mr. O’Dell) during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. O’Dell) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$728,260	$(290,035)	$224,925	$-	$-	$663,150
2024	$612,931	$(199,260)	$268,048	$-	$-	$681,719
2023	$512,266	$(102,630)	$96,451	$-	$-	$506,087

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested EquityYear over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year

Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year

					Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$237,025	$(3,097)	$-	$(13,406)	$-	$4,403	$224,925
2024	$229,860	$27,675	$-	$8,322	$-	$2,191	$268,048
2023	$102,630	$(6,439)	$-	$(1,733)	$-	$1,992	$96,451

(b)
No benefits were provided to Mr. Ringwald or Mr. Beerman under any defined benefit or actuarial pension plans in 2025, 2024 or 2023.

5 Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6 The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in the section titled “Compensation OF EXECUTIVE OFFICERS” beginning on page 16 of this Proxy Statement, the Company’s executive compensation program incorporates compensation components in the form of restricted stock and cash incentive awards that are variable in nature. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the “Pay Versus Performance Table for 2025.” Additionally, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year.

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the “Pay Versus Performance Table for 2025.”

Compensation Actually Paid and Cumulative TSR

The following graph shows the relationship between (a) the amount of compensation actually paid to Mr. O’Dell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. O’Dell) and (b) the Company’s cumulative TSR over the three years presented in the “Pay Versus Performance Table for 2025.” The Company’s executive compensation programs include components that are designed to directly align compensation actually paid with the Company’s stock performance. In particular, a material portion of the compensation actually paid to Mr. O’Dell and to the other NEOs is comprised of restricted stock awards. In addition, the cash and equity incentive compensation payable by the Company to the NEOs under the Incentive Compensation Plan takes into account, among various factors, the performance of the Company’s common stock price relative to the KBW Nasdaq Index. The Company’s executive compensation programs, however, also take into account a number of other measures in determining the compensation of executive officers, including, without limitation, consolidated net income, the credit quality of CFBank’s loan portfolio, and increases in CFBank’s earning assets and core deposits. While many of these items can generally impact the Company’s common stock price, there are many additional factors that can also impact the Company’s stock price from time to time, including market and industry factors unrelated to the Company’s performance. For further information concerning the Company’s executive compensation components, see the section titled “Compensation OF EXECUTIVE OFFICERS” beginning on page 16 of this Proxy Statement.

Compensation Actually paid vs. Company TSR
Compensation Actually Paid
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Cummulative TSR
(Value of initial $100 investment)
$140
$120
$100
$80
$60
$40
$20
$-
$93
$132
$99
2023
2024
2025
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid and Net Income

The following graph shows the relationship between (a) the amount of compensation actually paid to Mr. O’Dell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. O’Dell) and (b) the Company’s net income over the three years presented in the “Pay Versus Performance Table for 2025.” The lack of alignment between compensation actually paid and the Company’s net income over the years presented was due, in large part, to the increase in the market price of the Company’s common stock during 2024, which resulted in a significant increase in the fair values of outstanding equity awards as of December 31, 2024, which were used in the “Equity Award Adjustments” set forth in the “Pay Versus Performance Table for 2025" and resulted in a significant increase in the amounts of compensation actually paid to the NEOs for 2024 (and in particular the amount of compensation actually paid to Mr. O’Dell for 2024). In addition, while the Company’s net income is one of the key factors considered in determining executive officer compensation and, in particular, incentive compensation awards to the NEOs, the Company’s executive compensation programs take into account a number of other factors, including, without limitation, the performance of the Company’s common stock price relative to the KBW Nasdaq Index, CFBank’s net interest margin, the credit quality of CFBank’s loan portfolio and increases in CFBank’s earning assets and core deposits.

Compensation Actually Paid vs. Net Income
Compensation Acutally Paid
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
Net Income (millions)
$16.9
$13.4
$17.5
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Income

PROPOSAL 2 –

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Accordingly, as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1), the Board of Directors is submitting the following resolution for stockholder approval at the Meeting:

“RESOLVED, that the stockholders of CF Bankshares Inc. (the “Company”) hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for its 2026 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the Company’s Proxy Statement.

The Board of Directors believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Company’s named executive officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success. The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of the Company’s stockholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company. The Board of Directors further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the past year.

Stockholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 16 of this Proxy Statement.

Similar “Say on Pay” proposals were approved by a majority of the votes cast at each of the Company’s last thirteen annual meetings of stockholders. Consistent with the most recent “Say on Pay Frequency” vote by the stockholders of the Company in 2025, the Company currently submits the “Say on Pay” proposal to its stockholders to vote on the approval of the Company's executive compensation every year.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s named executive officers, or otherwise; (ii) overrule any decision made by the Company’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee. However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to approve Proposal 2. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 –

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee. The Audit Committee, with the approval of the Board of Directors, has appointed Plante & Moran, PLLC ("Plante Moran") to serve as the Company’s independent registered public accounting firm for 2026, subject to ratification by stockholders.

Plante Moran audited the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2025, and the effectiveness of the Company's internal control over financial reporting as of December 31, 2025. See "AUDIT COMMITTEE MATTERS" below for additional information regarding the change in the Company's independent registered public accounting firm.

One or more representatives of Plante Moran is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he, she or they desire to do so.

Recommendation and Vote

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of Plante Moran as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal. Even if the appointment of Plante & Moran, PLLC is ratified by the stockholders, the Audit Committee, in its discretion, could decide to engage another firm if the Audit Committee determines such action is necessary or desirable. If the appointment of Plante Moran is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 3.

BENEFICIAL OWNERSHIP OF

COMPANY COMMON STOCK

The following table provides information as of April 2, 2026, with respect to the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding Voting Common Stock. A person may be considered to beneficially own any shares of Voting Common Stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding (1)

Fourthstone LLC(2)	596,276	9.28%
575 Maryville Centre Dr.
St. Louis, MO 63141

AllianceBernstein L.P.(3)	401,036	6.24%
1345 Avenue of the Americas
New York, NY 10105

Edward W Cochran (4)	353,413	5.50%
20030 Marchmont Road
Shaker Heights, OH 44122

(1)
Percent of Voting Common Stock Outstanding is computed based on the sum of (a) 6,422,917 shares of Voting Common Stock outstanding on April 2, 2026, and (b) the number of shares of Voting Common Stock, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 2, 2026.
(2)
Based on information contained in the most recent Schedule 13G/A filed on November 14, 2025 by Fourthstone LLC and its affiliates, Fourthstone Master Opportunity Fund Ltd, Fourthstone GP LLC, Fourthstone QP Opportunity Fund LP, Fourthstone Small-Cap Financials Fund LP, and L. Phillip Stone, IV, to report shared voting and dispositive power over an aggregate of 596,276 shares of Voting Common Stock of the Company as of September 30, 2025, acquired solely for investment purposes on behalf of its investment advisory clients.
(3)
Based on information contained in the most recent Schedule 13G/A filed on November 15, 2024 by AllianceBernstein L.P. to report sole voting and investment power over an aggregate of 401,036 shares of Voting Common Stock of the Company as of September 30, 2024, acquired solely for investment purposes on behalf of client discretionary investment advisory accounts.
(4)
Based on information provided to the Company, Mr. Cochran has sole voting and investment power over 353,413 shares of the outstanding Voting Common Stock of the Company.

The following table sets forth information as of April 2, 2026, with respect to the number of shares of the Company's Voting Common Stock considered to be beneficially owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of Common Stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership (1) (2)
	Shares	Percent

Robert E. Hoeweler, Chairman of the Board, Director	77,562	1.2%
Thomas P. Ash, Director	52,419	*
Kevin J. Beerman, EVP and Chief Financial Officer	33,817	*
Edward W. Cochran, Director	353,413	5.5%
James H. Frauenberg, Director	195,357	3.0%
Timothy T. O'Dell, President, Chief Executive Officer and Director (3)	312,904	4.9%
Bradley J. Ringwald, President and Director	38,272	*
David L. Royer, Director	41,187	*
All directors and executive officers as a group (10 persons)	1,136,320	17.7%

* Indicates less than 1% ownership.

(1)
Unless otherwise indicated, each executive officer or director has voting and investment power with respect to all of the shares reflected in the table for such executive officer or director. The mailing address of each of the executive officers and directors of the Company is 4960 E Dublin Granville Road, Suite 400, Columbus Ohio 43081.
(2)
Percent of ownership is computed based on the sum of (a) 6,422,917 shares of Voting Common Stock outstanding on April 2, 2026 and (b) the number of shares of Voting Common Stock, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 2, 2026.
(3)
Includes (a) 5,454 shares of Voting Common Stock owned by Colleen O’Dell, Mr. O’Dell’s spouse, and (b) 4,579 shares of Voting Common Stock owned by Colleen O’Dell as custodian for Mr. O’Dell’s daughter, Sarah F. O’Dell.

Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of the outstanding Common Stock of the Company are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons and written representations that no other Section 16(a) reports were required to be filed for transactions during 2025, all filing requirements applicable to executive officers, directors and beneficial owners of more than 10% of the outstanding Common Stock of the Company under Section 16(a) of the Exchange Act were complied with during 2025.

AUDIT COMMITTEE MATTERS

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective as of March 26, 2025, the Company’s Audit Committee approved the engagement of Plante Moran to serve as the Company's independent registered public accounting firm for the year ending December 31, 2025. Forvis Mazars previously served as the Company’s independent registered public accounting firm for the year ended December 31, 2024. On March 27, 2025, the Company notified Forvis Mazars of the Company’s engagement of Plante Moran, and the resulting dismissal of Forvis Mazars, as the Company’s independent registered public accounting firm.

The reports of Forvis Mazars on the Company's consolidated financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 27, 2025, (i) there were no disagreements with Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Forvis Mazars, would have caused Forvis Mazars to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company's two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 27, 2025, neither the Company nor anyone acting on its behalf consulted with Plante Moran regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Item 304(a)(2)(ii) of Regulation S-K.

PRE-APPROVAL OF SERVICES

Under applicable SEC rules, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent registered public accounting firm in order to assure that they do not impair the independent registered public accounting firm's independence from the Company. The SEC's rules specify the types of non-audit services that an independent registered public accounting firm may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent registered public accounting firm. Accordingly, the Audit Committee pre-approves all audit and permitted non-audit services proposed to be provided by the Company's independent registered public accounting firm.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Plante Moran served as the Company's independent registered public accounting firm for the 2025 fiscal year. Forvis Mazars served as the Company’s independent registered public accounting firm for the 2024 fiscal year. The Audit Committee pre-approved all services rendered by Plante Moran for 2025 and for Forvis Mazars for 2024. The Company was billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Company and its subsidiaries for the 2025 and 2024 fiscal years.

	2025 Plante Moran	2024 Forvis Mazars
Audit Fees (1)	$461,596	$491,050
Tax Fees (2)	—	24,004
Total	$461,596	$515,054

(1)
Audit Fees include fees for services rendered in connection the audit of the Company’s consolidated financial statements, review of annual and quarterly reports filed with the SEC and fees for services rendered in connection with the audit of the Company’s internal control over financial reporting and the Company's electronic submission of audited financial information to the U.S. Department of Housing and Urban Development (HUD) and selected compliance testing on the Company's major HUD-assisted programs. The 2024 Audit Fees also include fees for services rendered by Forvis Mazars related to the consent procedures performed in connection with the Company’s Registration Statements on Forms S-3 and S-8.

(2)
Tax Fees include fees for services rendered by Forvis Mazars related to the preparation of the Company’s tax returns and review of estimated tax payments, along with various other tax-related projects.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with management and with Plante Moran, the Company’s independent registered public accounting firm for 2025, the audited financial statements of the Company for the year ended December 31, 2025. In addition, the Audit Committee has discussed with Plante Moran the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received the written disclosures and the letter from Plante Moran required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Plante Moran its independence.

Based on the foregoing review and discussions, the Audit Committee has recommended to the Company’s Board of Directors that the audited financial statements for the year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

AUDIT COMMITTEE
Thomas P. Ash, Chairman
Edward W. Cochran
James H. Frauenberg
Robert E. Hoeweler
David L. Royer

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2027 annual meeting of stockholders, the proposal must conform to the requirements of Rule 14a-8 promulgated under the Exchange Act and other applicable proxy rules and interpretations of the SEC concerning the submission and content of proposals. Proposals for the 2027 annual meeting of stockholders must be received by the Company prior to the close of business on December 25, 2026 in order to be eligible for inclusion in the Company’s proxy, notice of meeting and proxy statement relating to the 2027 annual meeting.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders. For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

The Company’s 2027 annual meeting of stockholders is currently scheduled to be held on May 26, 2027. Assuming that the 2027 annual meeting of stockholders is held on May 26, 2027, a stockholder’s proposal for that meeting must be received by the Company not later than the close of business on February 25, 2027, in order to be considered timely. If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

To comply with the universal proxy rules, stockholders who intend to solicit proxies for the 2027 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 of the Exchange Act no later than May 27, 2027.

Any proposals by stockholders intended to be presented at the 2027 annual meeting, and any notices of intent to solicit proxies for the 2027 annual meeting, should be mailed or otherwise delivered to the Corporate Secretary, CF Bankshares Inc., 4960 E. Dublin Granville Road, Suite 400, Columbus, Ohio 43081.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CF BANKSHARES INC., 4960 E. DUBLIN ROAD, SUITE 400, COLUMBUS, OHIO 43081.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Columbus, Ohio

YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, VIA THE LIVE WEBCAST. WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING WEBCAST, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CF BANKSHARES INC. 4960 E. DUBLIN GRANVILLE RD. SUITE 400 COLUMBUS, OH 43081 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/26/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CFBK2026You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/26/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to lVote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. – COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # 0000000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) Robert E. Hoeweler 02) Bradley J. Ringwald The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. 3. To ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # 0000703940_1 R2.09.05.010 02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com CF BANKSHARES INC. Annual Meeting of Stockholders May 27, 2026 at 10:00 AM, EDST This proxy is solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Edward W. Cochran and Thomas P. Ash, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of CF BANKSHARES INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held virtually, via live webcast by visiting www.virtualshareholdermeeting.com/CFBK2026, at 10:00 AM, EDST, on May 27, 2026, and any adjournment(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed and dated on reverse side 0000703940_2 R2.09.05.010